UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 3, 2008

Date of Report (date of earliest event reported)

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer)
of incorporation)	Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 3, 2008, Synopsys, Inc. issued a press release announcing the financial results of our fourth quarter and fiscal year ended October 31, 2008. A copy of this press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Synopsys, Inc. whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

The attached press release includes non-GAAP earnings per share, non-GAAP net income, targeted non-GAAP expenses and targeted non-GAAP earnings per share.

These non-GAAP measures are not in accordance with, or an alternative for, U.S. generally accepted accounting principles (“GAAP”)  and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles and management exercises judgment in determining which items should be excluded in the calculation of non-GAAP measures. While we believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, we believe that non-GAAP measures are valuable in analyzing our operations.  Management analyzes current and future results on a GAAP basis as well as a non-GAAP basis and provides GAAP and non-GAAP measures in our earnings release.  The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.  The non-GAAP financial measures are intended to supplement, and to be viewed in conjunction with, GAAP financial measures.  We believe that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to our financial condition and results of operations.

Synopsys’ management evaluates and makes decisions about our business operations primarily based on the revenue, orders, and direct, ongoing and recurring costs of those operations.  We use non-GAAP financial measures that exclude: (i) the share-based compensation impact of Statement of Financial Accounting Standards No. 123—revised 2004 (“SFAS 123(R)”), “Share-Based Payment”; (ii) the amortization of acquired intangible assets and in-process research and development; (iii) facilities realignment charges; (iv) other significant items, including a tax benefit from a settlement with the Internal Revenue Service and the effect of other litigation settlements; and (v) the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes.

We use these non-GAAP financial measures in making operating decisions because we believe the measures provide meaningful supplemental information regarding our operational performance and give us a better understanding of how we should invest in research and development and fund infrastructure and product and market strategies.  We use these measures to help us make budgeting decisions, for example, between product development expenses and research and development, sales and marketing and general and administrative expenses.  In addition, these non-GAAP financial measures facilitate our internal comparisons to our historical operating results, forecasted targets and comparisons to competitors’ operating results.

As described above, we exclude the following items from one or more of our non-GAAP measures:

(i)                                     Share-based compensation impact of SFAS 123(R).  We exclude share-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses.  We believe that it is useful to investors to understand the impact of share-based compensation to our operational performance, liquidity and ability to invest in research and development and fund acquisitions and capital expenditures. While share-based compensation expense constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by us and because such expense is not used by us to assess the core profitability of our business operations. We further believe these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements.  In addition, excluding this item from various non-GAAP measures facilitates comparisons to our competitors’ operating results.

(ii)                                  Amortization of acquired intangible assets and in-process research and development.  We incur amortization of acquired intangible assets which includes contract rights associated with certain executory contracts and core/developed technology, trademarks, trade names, customer relationships, covenants not to compete, and other intangibles related to acquisitions.  We amortize for accounting purposes the fair value of the intangible assets based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated.  Although the intangible assets generate revenue for us, we exclude this item because this expense is non-cash in nature and because we believe the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding our operational performance, liquidity and ability to invest in research and development and fund acquisitions and capital expenditures.  We incur in-process research and development expenses when technological feasibility for acquired technology has not been established and no future alternative use for such technology exists.  In addition, excluding these items from various non-GAAP measures facilitates our internal comparisons to our historical operating results and comparisons to our competitors’ operating results.

(iii)                               Facilities realignment charges.  In fiscal 2004, we incurred a facilities realignment charge in connection with the consolidation of a facility.  In fiscal 2007, we reduced the accrued charge to reflect the receipt of sublease income.  We exclude this item because it is not reflective of ongoing operating results and we do not undertake significant facilities realignments on a regular basis.

(iv)                              Other Significant Items.  From time to time we are party to legal settlements.  We have excluded the effect of a tax benefit from a settlement with the Internal Revenue Service and the effect of other litigation settlements, because we do not consider these matters to be part of the ongoing operation of our business and because of the singular nature of the claims underlying the matters.

(v)                                 Income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Excluding the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes assists investors in understanding the tax provision associated with those adjustments and the effect on net income.

Item 8.01. Other Events.

Our 2009 Annual Meeting of Stockholders is scheduled to be held on February 27, 2009.  Pursuant to our bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended, stockholder proposals, including nominations to our Board of Directors, are due a reasonable time before we print and send our proxy materials.  We currently expect to print and send our proxy materials on or about January 15, 2009. Stockholder proposals or nominations must be received by our Corporate Secretary at Synopsys, Inc., 700 East Middlefield Road, Mountain View, California 94043 no later than January 3, 2009.  Please see our bylaws and the federal proxy rules for the information required to be contained in such notices.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press release dated December 3, 2008 containing Synopsys, Inc.’s results of operations for the fourth quarter and fiscal year ended October 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2008	SYNOPSYS, INC.

/s/ Brian E. Cabrera
Brian E. Cabrera
Vice President, General Counsel
and Corporate Secretary

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated December 3, 2008 containing Synopsys, Inc.’s results of operations for the fourth quarter and fiscal year ended October 31, 2008.